SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    May 14, 2004
                                                    ----------------------------


                               PARKERVISION, INC.
               (Exact Name of Registrant as Specified in Charter)


          Florida                      0-22904                   59-2971472
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


8493 Baymeadows Way, Jacksonville Florida                  32256
-------------------------------------------------------    ---------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code    (904) 737-1367
                                                      --------------------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On February 25, 2004, ParkerVision, Inc. ("ParkerVision" or "Company") entered into an asset purchase agreement ("Asset Agreement") and various ancillary agreements with Thomson Broadcast & Media Solutions, Inc. ("Thomson") and Thomson Licensing, SA ("Thomson Licensing" and, together with Thomson, the "Purchasers") for the sale of all the assets of the Company's video division. On May 14, 2004, after receipt of shareholder approval of the transaction and satisfaction of the conditions to closing, the Company, Thomson and Thomson Licensing consummated the sale.

     Thomson is a leading provider of technology and service solutions for integrated entertainment and media companies, providing end-to-end solutions to content creators, video network operators and manufacturers and retailers through its Technicolor, Grass Valley, THOMSON and RCA brands. Thomson Licensing, an affiliate of Thomson, is the world-wide licensing administrator for the Thomson group of companies.

Assets Being Sold
-----------------

     Under the Asset Agreement and the various ancillary agreements, the Company sold to the Purchasers the business and substantially all the assets of its video division, excluding certain contracts and incidental properties. Generally, the assets sold were all those used in connection with and relating to the PVTV, WebCast and CameraMan products and services, including patents, patent applications, tradenames, trademarks and other intellectual property, inventory, specified design, development and manufacturing equipment, and obligations under outstanding contracts for products and services. The Purchasers extended offers to and received acceptances from 31 of the persons employed in connection with the video division who transfer employment effective May 14, 2004.

Consideration
-------------

     The purchase price paid at closing for the assets at the closing was $11,250,000, which amount is subject to adjustment upon verification of the actual value of the assets that will be transferred, minus certain liabilities (warranty reserves, deferred income and amounts required to satisfy certain assumed liabilities). The upward adjustment to the purchase price, if any, cannot exceed $2,750,000. The Company currently believes that the adjustment will be approximately $1,300,000. The actual amount of the adjustment will be determined not later than June 28, 2004 and will be paid when the final valuation is agreed upon. A portion of the purchase price equal to $1,250,000 will be held by the Purchasers until May 14, 2005, as security against the Company's obligations to indemnify the Purchasers. This amount will earn interest until paid. Thomson, Inc., an affiliate of the Purchasers, has agreed to guarantee the payment obligations of the Purchasers under the Asset Agreement.

Other Agreements
----------------

     The Company has agreed not to compete with the business of the video division for five years after the closing date. The Company also agreed not to seek legal recourse against the

Purchasers in respect of its intellectual property that was transferred or should have been transferred if used in connection with the video division.

     For a period of up to six months after the closing, the Company will be obligated to assist the Purchaser in transitioning the business of the video division into Thomson's operations. This will include providing the Purchaser's employees with office space, training in respect of the business and the products and services, contract manufacturing, and certain general administrative functions. The Company will be reimbursed at cost and at cost-plus depending on the service and for how long the service is being provided. The Company has entered into a transition services agreement and a sublease for part of the office space it currently leases.

     The Purchasers have been granted a license to use the "ParkerVision" name for a limited time in connection with the transition of the video division to the integrated operations of the Purchasers.

Indemnification
---------------

     The Asset Agreement provides that each party will indemnify the other for damages incurred as a result of the breach of their respective representations and warranties and failure to observe their covenants. In general, the representations and warranties will survive for 18 months after the closing and will not be affected by any investigation by the other party. Each party is obligated to indemnify the other up to $4,000,000, once a threshold of $150,000 in damages is achieved. Additionally, the Company must indemnify the Purchasers against intellectual property claims for an unlimited period of time, without any minimum threshold, and with a separate maximum of $5,000,000. Certain other claims by the Purchasers will not be limited as to time or amount. The Purchasers will be permitted to offset their claims against the amount held back on the purchase price and other amounts due the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

     None

     (b)  Pro Forma Financial Statements

     Attached to this Current Report on Form 8-K, as Appendix A, are the required pro forma financial statements relating to the consummation of the transactions contemplated by the Asset Agreement, including the following: (i) the unaudited pro forma consolidated balance sheet as of March 31, 2004, and
(ii) the unaudited pro forma consolidated statements of operations for the years ended December 31, 2003, 2002 and 2001, and for the quarters ended March 31, 2004 and March 31, 2003 illustrating the estimated effects of the sale of the video business and related assets at January 1, 2001.

     (c)  Exhibits

     Exhibit Number      Description
     --------------      -----------

     2.1 Asset Purchase Agreement, dated as of February 25, 2004, among the Company, Thomson and Thomson Licensing

     10.1 Form of Retained Trademark License among Company, Thomson and Thomson Licensing

     10.2 Form of Transition Services Agreement between Company and Thomson

     10.3 Form of Patent Assignment Agreement between Company and Thomson Licensing

     10.4 Form of Non-Patent Assignment and Bill of Sale between Company and Thomson

     10.5                Form of Sublease relating to 8493 Baymeadows Way,
                         Jacksonville, Florida

     10.6                Guarantee of Thomson, Inc., dated February 25, 2004

     99.1                Press release of the Company dated May 14, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2004                    PARKERVISION, INC.
                                        ------------------
                                           (Registrant)

                                        /s/ Jeffrey L. Parker
                                        ---------------------
                                        Jeffrey L. Parker
                                        Chief Executive Officer

                                                                      APPENDIX A


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following pro forma financial data should be read in conjunction with the financial statements of ParkerVision available on the SEC website or from the Company. The following pro forma information below has not been audited.

     The unaudited pro forma consolidated balance sheet as of March 31, 2004 has been prepared to illustrate the estimated effects of the sale of the video business and related assets as of March 31, 2004. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2003, 2002 and 2001 and the quarters ended March 31, 2004 and March 31, 2003 have been prepared to illustrate the estimated effects of the sale of the video business and related assets at January 1, 2001. The pro forma consolidated statements of operations for each of the years ending December 31, 2003, 2002 and 2001 and the quarters ended March 31, 2004 and March 31, 2003 were derived by adjusting the historical financial statements of ParkerVision for certain transactions pursuant to the sale transaction described in the notes to the unaudited pro forma consolidated financial statements.

     The pro forma financial data does not purport to be indicative of the results which actually could have been obtained had the sale transaction been completed as of the assumed dates or which may be obtained in the future. The future financial results of the Company primarily will be those of the wireless division.

                        PARKERVISION, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2004

                                                             Historical          Video Division           Pro Forma
                                                         -------------------    ------------------    ------------------
Product revenue                                               $1,003,479            $   935,285    a    $      68,194
Royalty revenue                                                  250,000                      0               250,000
Support and other services revenue                               222,685                222,685    a                0
                                                         -------------------    ------------------    ------------------
   Net revenues                                                1,476,164              1,157,970               318,194
                                                         -------------------    ------------------    ------------------

Cost of goods sold - products                                    650,152                602,068    a           48,084
Cost of goods sold - support and other services                  260,093                260,093    a                0
                                                         -------------------    ------------------    ------------------
   Total cost of goods sold                                      910,245                862,161                48,084
                                                         -------------------    ------------------    ------------------
   Gross margin                                                  565,919                295,809               270,110
                                                         -------------------    ------------------    ------------------

Research and development expenses                              3,375,406                398,739    b        2,976,667
Marketing and selling expenses                                   760,988                476,227    c          284,761
General and administrative expenses                            1,844,429                      0             1,844,429
Loss on disposal of assets                                           635                    635                     0
                                                         -------------------    ------------------    ------------------
    Total operating expenses                                   5,981,458                875,601             5,105,857
                                                         -------------------    ------------------    ------------------

    Loss from operations                                      (5,415,539)              (579,792)           (4,835,747)

Interest and other income                                         53,278                      0                53,278
                                                         -------------------    ------------------    ------------------

    Loss from continuing operations                          $(5,362,261)             $(579,792)          $(4,782,469)
                                                         ===================    ==================    ==================

                        PARKERVISION, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2003

                                                             Historical          Video Division           Pro Forma
                                                         -------------------    ------------------    ------------------

Product revenue                                               $1,455,516             $1,455,516    a                0
Royalty revenue                                                        0                      0                     0
Support and other services revenue                               304,654                304,654    a                0
                                                         -------------------    ------------------    ------------------
   Net revenues                                                1,760,170              1,760,170                     0
                                                         -------------------    ------------------    ------------------

Cost of goods sold - products                                    921,538                921,538    a                0
Cost of goods sold - support and other services                  272,716                272,716    a                0
                                                         -------------------    ------------------    ------------------
   Total cost of goods sold                                    1,194,254              1,194,254                     0
                                                         -------------------    ------------------    ------------------
   Gross margin                                                  565,916                565,916                     0
                                                         -------------------    ------------------    ------------------

Research and development expenses                              4,259,750                433,865    b      $ 3,825,885
Marketing and selling expenses                                   871,990                705,073    c          166,917
General and administrative expenses                            1,173,671                      0             1,173,671
                                                         -------------------    ------------------    ------------------
    Total operating expenses, net                              6,305,411              1,138,938             5,166,473
                                                         -------------------    ------------------    ------------------

    Loss from operations                                      (5,739,495)              (573,022)           (5,166,473)

Interest and other income                                        181,402                      0               181,402
                                                         -------------------    ------------------    ------------------

    Loss from continuing operations                          $(5,558,093)          $   (573,022)          $(4,985,071)
                                                         ===================    ==================    ==================

                        PARKERVISION, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                             Historical          Video Division           Proforma
                                                         -------------------    ------------------    ------------------
Product revenue                                             $  5,576,472            $ 5,555,582    a    $      20,890
Support and other services revenue                             1,161,597              1,161,597    a                0
                                                         -------------------    ------------------    ------------------
   Net revenues                                                6,738,069              6,717,179                20,890
                                                         -------------------    ------------------    ------------------

Cost of goods sold - products                                  3,500,064              3,470,411    a           29,653
Cost of goods sold - support and other services                1,165,609              1,165,609    a                0
                                                         -------------------    ------------------    ------------------
   Total cost of goods sold                                    4,665,673              4,636,020                29,653
                                                         -------------------    ------------------    ------------------
   Gross margin                                                2,072,396              2,081,159                (8,763)
                                                         -------------------    ------------------    ------------------

Research and development expenses                             15,025,747              1,708,268    b       13,317,479
Marketing and selling expenses                                 3,679,203              2,681,329    c          997,874
General and administrative expenses                            5,774,239                      0             5,774,239
Loss on disposal of assets                                        84,007                      0                84,007
                                                         -------------------    ------------------    ------------------
    Total operating expenses, net                             24,563,196              4,389,597            20,173,599
                                                         -------------------    ------------------    ------------------

    Loss from operations                                     (22,490,800)            (2,308,438)          (20,182,362)

Interest and other income                                        476,002                      0               476,002
                                                         -------------------    ------------------    ------------------
    Loss from continuing operations                         $(22,014,798)           $(2,308,438)         $(19,706,360)
                                                         ===================    ==================    ==================

                        PARKERVISION, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                            Historical           Video Division           Pro Forma
                                                         ------------------     ------------------    ------------------
Product revenue                                            $  10,733,769            $10,733,769    a  $             0
Support and other services revenue                             1,178,144              1,178,144    a                0
                                                         ------------------     ------------------    ------------------
   Net revenues                                               11,911,913             11,911,913                     0
                                                         ------------------     ------------------    ------------------

Cost of goods sold - products                                  6,031,027              6,031,027    a                0
Cost of goods sold - support and other services                1,178,258              1,178,258    a                0
                                                         ------------------     ------------------    ------------------
   Total cost of goods sold                                    7,209,285              7,209,285                     0
                                                         ------------------     ------------------    ------------------
   Gross margin                                                4,702,628              4,702,628                     0
                                                         ------------------     ------------------    ------------------

Research and development expenses                             13,939,480              1,814,726    b       12,124,754
Marketing and selling expenses                                 3,568,208              2,878,046    c          690,162
General and administrative expenses                            5,320,557                      0             5,320,557
Loss on disposal of assets                                        51,643                 51,643                     0
                                                         ------------------     ------------------    ------------------
    Total operating expenses, net                             22,879,888              4,744,415            18,135,473
                                                         ------------------     ------------------    ------------------

    Loss from operations                                     (18,177,260)               (41,787)          (18,135,473)

Interest and other income                                        905,438                      0               905,438
                                                         ------------------     ------------------    ------------------
    Loss from continuing operations                         $(17,271,822)             $ (41,787)         $(17,230,035)
                                                         ==================     ==================    ==================

                        PARKERVISION, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEARS ENDED DECEMBER 31, 2001

                                                             Historical          Video Division           Pro Forma
                                                         -------------------    ------------------    ------------------
Product revenue                                            $   8,340,528            $ 8,340,528    a  $             0
Support and other services revenue                               974,917                974,917    a                0
                                                         -------------------    ------------------    ------------------
   Net revenues                                                9,315,445              9,315,445                     0
                                                         -------------------    ------------------    ------------------

Cost of goods sold - products                                  5,005,121              5,005,121    a                0
Cost of goods sold - support and other services                1,048,683              1,048,683    a                0
                                                         -------------------    ------------------    ------------------
   Total cost of goods sold                                    6,053,804              6,053,804                     0
                                                         -------------------    ------------------    ------------------
   Gross margin                                                3,261,641              3,261,641                     0
                                                         -------------------    ------------------    ------------------

Research and development expenses                             12,796,442              1,590,179    b       11,206,263
Marketing and selling expenses                                 3,835,724              2,817,131    c        1,018,593
General and administrative expenses                            4,972,889                      0             4,972,889
Loss on disposal of assets                                         8,241                  7,871                   370
                                                         -------------------    ------------------    ------------------
    Total operating expenses, net                             21,613,296              4,415,181            17,198,115
                                                         -------------------    ------------------    ------------------

    Loss from operations                                     (18,351,655)            (1,153,540)          (17,198,115)

Interest and other income                                      1,741,188                      0             1,741,188
                                                         -------------------    ------------------    ------------------

    Loss from continuing operations                         $(16,610,467)           $(1,153,540)         $(15,456,927)
                                                         ===================    ==================    ==================

________________________________

a. Reflects the discontinued revenues and corresponding cost of sales attributable to the video business being sold.
b. Reflects the elimination of research and development costs attributable to the video business being sold.
c. Reflects the elimination of marketing and selling costs attributable to the video business being sold.

                        UNAUDITED PRO FORMA CONSOLIDATED
                       BALANCE SHEET AS OF MARCH 31, 2004

                                        ParkerVision,                                                ParkerVision,
                                            Inc.                                                          Inc.
                                         Historical               Pro Forma Adjustments                Pro Forma
                                           3/31/04             Debit                Credit              3/31/04
                                       ------------------------------------------------------------------------------
Cash and cash equivalents                  $13,788,062       $11,250,000   a                             $25,038,062
Investments in US government
securities                                   2,694,007                                                     2,694,007
Accounts receivable, net                     1,132,587                                                     1,132,587
Note receivable - Purchase price
adjustment                                                     1,399,021   b                               1,399,021
Note receivable - purchase price
holdback                                                       1,250,000   c                               1,250,000
Inventories, net                             2,982,596                               1,756,744   d         1,225,852
Prepaid expenses and other                   2,214,643                                 154,620   e         2,060,023
                                       ------------------------------------------------------------------------------
   TOTAL CURRENT ASSETS                     22,811,895        13,899,021             1,911,364            34,799,552

   PROPERTY & EQUIPMENT, net                 4,581,135                                 683,149   f         3,897,986

Deposits and other                             545,247                                                       545,247
Prepaid license fees                         2,255,000                                                     2,255,000
Patents and copyrights, net                  8,391,644                                 666,052   g         7,725,592
                                       ------------------------------------------------------------------------------
   OTHER ASSETS, net                        11,191,891                 -               666,052            10,525,839
                                       ------------------------------------------------------------------------------

TOTAL ASSETS                                38,584,921        13,899,021             3,260,565            49,223,377
                                       ==============================================================================

CURRENT LIABILITIES
Accounts payable                             2,170,531                                                     2,170,531
Salaries and wages payable                     669,360                                                       669,360
Warranty reserves                              207,114           206,197   h                                     917
Other accrued expenses                         476,380                                                       476,380
Deferred revenue                             1,026,173           989,295   i                                  36,878
                                       ------------------------------------------------------------------------------
   TOTAL CURRENT LIABILITIES                 4,549,558         1,195,492                                   3,354,066

STOCKHOLDERS' EQUITY
Common stock                                   179,595                                                       179,595
Additional paid in capital                 118,048,964                                                   118,048,964
Accumulated other comprehensive
   income                                       30,712                                                        30,712
Warrants                                    16,807,505                                                    16,807,505
Accumulated deficit                        (101,031,413)                            11,833,948   j      (89,197,465)
                                       ------------------------------------------------------------------------------
   TOTAL STOCKHOLDERS' EQUITY               34,035,363                 -            11,833,948            45,869,311
                                       ------------------------------------------------------------------------------

TOTAL LIABILITIES AND
   EQUITY                                  $38,584,921        $1,195,492           $11,833,948           $49,223,377
                                       ==============================================================================

_________________________________

a. Represents 90% of the purchase price of $12,500,000 payable at the closing for the video business and related assets being sold to the Purchasers. The remaining 10%, or $1,250,000, is payable by the Purchasers one year after the closing, subject to deduction for indemnification amounts claimed by such date, and is accounted for by the company as a purchase price holdback receivable.
b. Represents the estimated purchase price adjustment receivable, due within 45 days after closing, for the book value of the inventories, prepaid expenses, and equipment transferred to the Purchasers, less liabilities assumed for warranty reserves and deferred revenue.
c. Represents 10%, or $1,250,000, payable by the Purchasers one year after the closing, subject to deduction for indemnification amounts claimed by such date.
d. Represents the estimated inventories to be sold to the Purchasers and is a portion of the purchase price adjustment receivable.
e. Represents the estimated current prepaid assets to be assigned to the Purchasers and is a portion of the purchase price adjustment receivable.
f. Represents the estimated equipment to be sold to the Purchasers and is a portion of the purchase price adjustment receivable.
g. Represents the estimated book value of the patents and other intangible assets to be sold to the Purchasers, which amount is included in the purchase price payable at the closing.
h. Represents the estimated warranty reserves liability assumed by the Purchasers and is a portion of the purchase price adjustment receivable.
i. Represents the estimated deferred revenue assumed by the Purchasers and is a portion of the purchase price adjustment receivable.
j. Represents the estimated gain on sale to the Purchasers of the video business and related assets.

                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

2.1 Asset Purchase Agreement, dated as of February 25, 2004, among the Company, Thomson and Thomson Licensing (PREVIOUSLY FILED

10.1 Form of Retained Trademark License among Company, Thomson and Thomson Licensing (PREVIOUSLY FILED)

10.2 Form of Transition Services Agreement between Company and Thomson (PREVIOUSLY FILED)

10.3 Form of Patent Assignment Agreement between Company and Thomson Licensing (PREVIOUSLY FILED)

10.4 Form of Non-Patent Assignment and Bill of Sale between Company and Thomson (PREVIOUSLY FILED)

10.5 Form of Sublease relating to 8493 Baymeadows Way, Jacksonville, Florida (PREVIOUSLY FILED)

10.6                Guarantee of Thomson, Inc., dated February 25, 2004
                    (PREVIOUSLY FILED)

99.1                Press release of the Company dated May 14, 2004 (FILED
                    HEREWITH)